January 1, 2004

Fund Profile

T. Rowe Price

International Funds—Equity
Portfolios

A choice of global, international, and
regional stock funds for investors
seeking long-term capital growth by
diversifying beyond U.S. borders.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660, or by visiting our Web site at

troweprice.com.

®





Fund Profile

What are each fund`s objectives and principal investment strategies?

All funds (excluding International Growth & Income Fund):

The funds use a growth investing approach in their individual investment strategies.

Growth Investing

T. Rowe Price International, Inc. ("T. Rowe Price International") employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. We seek to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence our allocations among large-, mid-, or small-cap shares.

While we invest with an awareness of the global economic backdrop and our outlook for industry sectors and individual countries, bottom-up stock selection is the focus of our decision-making. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

In selecting stocks, we generally favor companies with one or more of the following characteristics:

  leading market position;

  attractive business niche;

  strong franchise or monopoly;

  technological leadership or proprietary advantages;

  seasoned management;

  earnings growth and cash flow sufficient to support growing dividends; and

  healthy balance sheet with relatively low debt.

  Worldwide funds:

  Emerging Markets Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

  Strategy::The fund expects to make substantially all of its investments (normally at least 80% of net assets) in emerging markets in Latin America, Asia, Europe, Africa, and the Middle East. Stock selection reflects a growth style. An emerging market includes any country defined as emerging or developing by the International Bank for Reconstruction and Development (World Bank), the International Finance Corporation, or the United Nations.



  Fund Profile

  Countries in which the fund may invest are listed below and others will be added as opportunities develop:

  Asia: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

  Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

  Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, and Turkey.

  Africa and the Middle East: Botswana, Egypt, Israel, Jordan, Mauritius, Morocco, Nigeria, South Africa, Tunisia, and Zimbabwe.

  Global Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of established companies throughout the world, including the U.S.

  Strategy: We will diversify broadly by investing in a variety of industries in developed and, to a lesser extent, emerging markets. Normally, the fund will invest in at least five countries, one of which will be the U.S. Stock selection reflects a growth style. While we can purchase stocks without regard to a company`s market capitalization (shares outstanding multiplied by share price), investments will generally be in large and, to a lesser extent, medium-sized companies. The percentage of assets invested in U.S. and foreign stocks (stocks will normally be at least 80% of net assets) will vary over time according to the manager`s outlook.

  International Discovery Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S.

  Strategy: The fund expects to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The fund will emphasize small to medium-sized companies. Depending on conditions, the fund`s portfolio should be composed of at least 10 countries and 100 different companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  International Growth & Income Fund

  Objective::The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.





  Fund Profile

  Strategy::We expect to invest substantially all of the fund`s assets outside the U.S. and to diversify broadly, primarily among the world`s developed countries. The fund will invest primarily (at least 65% of total assets) in the stocks of dividend-paying, large, well-established companies that have favorable prospects for capital appreciation, as determined by T. Rowe Price International. Investments in emerging markets will be modest and limited to more mature developing countries.

  In selecting common stocks, we combine proprietary quantitative analysis with bottom-up research and a global, regional, and country outlook. Our investing style reflects both a growth and a value orientation, although in general we place less emphasis on above-average earnings growth and more on "value" characteristics such as above-average dividend yields or below-average price/earnings or price/book value ratios. Valuation factors often influence our allocations among large-, mid-, or small-cap shares. Country allocation is driven largely by stock selection, though we may limit investments in markets that appear to have poor overall prospects.

  International Stock Fund

  Objective::The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

  Strategy::The fund expects to invest substantially all of the fund`s assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. We may purchase the stocks of companies of any size, but our focus will typically be on large and, to a lesser extent, medium-sized companies. Normally, at least 80% of the fund`s net assets will be invested in stocks.

  Regional or country funds:

  Emerging Europe & Mediterranean Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies in the emerging market countries of Europe and the Mediterranean region.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the emerging markets of Europe, including Eastern Europe and the former Soviet Union, and the Mediterranean region, including the Middle East and North Africa. Normally, seven to 12 countries will be represented in the portfolio. The fund may invest in common stocks in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Croatia, Czech Republic, Egypt, Estonia, Greece, Hungary, Israel, Poland, Russia, and Turkey.

  Others: Bulgaria, Jordan, Latvia, Lebanon, Lithuania, Morocco, Romania, Slovakia, Slovenia, and Tunisia.



  Fund Profile

  The fund may purchase the stocks of companies of any size, but our focus will typically be on the larger and, to a lesser extent, medium-sized companies in the region. The fund seeks to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, and progress toward Economic and Monetary Union in Europe. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. Depending on conditions, the fund`s portfolio should be composed of at least 30 to 50 different companies. Stock selection reflects a growth style.

  European Stock Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

  Strategy: Normally, at least five countries will be represented in the portfolio. The fund expects to make substantially all of its investments (normally at least 80% of net assets) in stocks of companies located in the countries listed below, as well as others as their markets develop:

  Primary Emphasis: Austria, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom.

  Others: Belgium, Czech Republic, Greece, Hungary, Israel, Poland, Russia, and Turkey.

  Stock selection reflects a growth style. We also seek to take advantage of opportunities arising from such trends as privatization, the reduction of trade barriers, progress toward Economic and Monetary Union, and the potential growth of the emerging economies of Eastern Europe.

  Japan Fund

  Objective: The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) across a wide range of Japanese industries and companies. Stock selection reflects a growth style.

  Latin America Fund

  Objective: The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in Latin America.

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in Latin American companies. At least four countries





  Fund Profile

  should be represented at any time. Investments may be made in the countries below, as well as others as their markets develop:

  Primary Emphasis: Argentina, Brazil, Chile, Mexico, Peru, and Venezuela.

  Others: Belize, Colombia, Ecuador, and Guatemala.

  Stock selection reflects a growth style. We may make substantial investments (at times more than 25% of total assets) in the telephone companies of various Latin American countries. These utilities play a critical role in a country`s economic development. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund. In some markets, such as Brazil, the fund may purchase preferred stock because of its liquidity advantage over common stock.

  New Asia Fund

  Objective: The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

  Strategy: The fund expects to make substantially all of its investments (normally at least 80% of net assets) in the countries listed below, as well as others as their markets develop:

  Primary Emphasis:  China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan, and Thailand.

  Others: Pakistan and Vietnam.

  Stock selection reflects a growth style. The fund is registered as "nondiversified," meaning it may invest a greater portion of assets in a single company and own more of the company`s voting securities than is permissible for a "diversified" fund.



  Fund Profile

  Table 1  International Funds Comparison Guide (continued)
Fund	Geographic focus	Company emphasis	Expected risk relative to one another

Emerging Europe & Mediterranean	Europe and the Mediterranean region	All sizes	Highest
Emerging Markets Stock	Worldwide(excluding U.S.)	All sizes	Highest
European Stock	Europe(including Eastern Europe)	All sizes	Moderate
Global Stock	Worldwide(including U.S.)	Large,well established	Lower
International Discovery	Worldwide(excluding U.S.)	Small- tomedium-sized	Higher
International Growth & Income	Worldwide(excluding U.S.)	Large,well established	Moderate
International Stock	Worldwide(excluding U.S.)	Large,well established	Moderate
Japan	Japan	All sizes	Higher
Latin America	Latin America	All sizes	Highest
New Asia	Far East and Pacific Basin (excluding Japan)	All sizes	Highest

  In addition to their investments in common stocks (which will normally comprise 80% of fund net assets), the funds may also purchase other securities, including futures and options, in keeping with each fund`s objectives.

  Each fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.

  What are the main risks of investing in the funds?

  As with all stock funds, each fund`s share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.





  Fund Profile

  The risk profile of the funds varies with the investment style they pursue, their geographic focus, and whether they invest in developed markets, emerging markets, or both. Even investments in countries with highly developed economies are subject to significant risks.

  Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Some particular risks affecting these funds include the following:

  Currency risk  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund`s holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Under normal conditions, the funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, and it is not possible to effectively hedge the currency risks of many developing countries.

  Geographic risk (Japan and regional funds)  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more diversified funds. Thus, for example, investors in the Japan Fund are fully exposed to that country`s economic cycles, stock market valuations, and currency exchange rates, which could increase its risks compared with a more diversified fund. In addition, investors in Japan should be aware of specific problems, including tax laws that discourage consumer spending and dampen growth, deflation, a banking system burdened with bad loans, and the government`s unsatisfactory progress on effecting credible solutions to these problems. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region—can be interdependent and may all decline at the same time.

  Emerging market risk (Emerging Europe & Mediterranean, Emerging Markets Stock, Latin America, New Asia; other funds to a lesser degree, except Japan)  Investments in emerging markets are subject to abrupt and severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. These economies are less well developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures. Certain countries have legacies and periodic episodes of hyperinflation and currency devaluations, particularly Russia and many Latin American nations, and more recently many Asian countries. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Investments in countries or regions that



  Fund Profile

  have recently begun moving away from central planning and state-owned industries toward free markets should be regarded as speculative. While some countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue. Some countries have histories of instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant external risks currently affect some emerging countries.

  The volatility of emerging markets may be heightened by the actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, fund share prices. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause a fund`s share price to decline.

  Other risks of foreign investing  Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes.

  Small- and medium-sized company risk (International Discovery; others to a lesser degree)  To the extent each fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings.

  Nondiversified status (Emerging Europe & Mediterranean, Latin America, and New Asia)  There is additional risk with each fund because it is nondiversified and thus can invest more of its assets in a smaller number of companies. Thus, for example, poor performance by a single large holding of a fund would adversely affect fund performance more than if the fund held a larger number of companies.

  Futures/options risk  To the extent each fund uses futures and options, it is exposed to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.





  Fund Profile

  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. Your decision should take into account whether you have any other foreign stock investments. If not, you may wish to invest in a widely diversified fund to gain the broadest exposure to global opportunities. A diversified emerging markets fund may be an appropriate part of your portfolio if you are supplementing existing holdings primarily in developed foreign markets. If you seek to supplement a diversified portfolio with a concentrated investment, a regional or single-country fund may be appropriate.

  Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.



  Fund Profile

  11



  Fund Profile



  Fund Profile

  Table 2  Average Annual Total Returns (continued)
	Periods ended 12/31/03
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Emerging Europe & Mediterranean Fund
Returns before taxes	69.22%	xd1	6.57%	8/31/00
Returns after taxes on distributions	69.11	xd1	6.49
Returns after taxes on distributions and sale of fund shares	44.99	xd1	5.60
MSCI Emerging Markets Europe and Middle East Index	66.40	xd1	-0.23
Emerging Markets Stock Fund
Returns before taxes	52.30%	13.52%	5.79%	3/31/95
Returns after taxes on distributions	51.97	13.65	5.73
Returns after taxes on distributions and sale of fund shares	33.98	12.03	5.08
MSCI Emerging Markets Free Index	56.28	10.62	1.82
Lipper Emerging Markets Funds Average	55.42	11.81	4.10
European Stock Fund
Returns before taxes	36.57%	-0.30%	8.75%	2/28/90
Returns after taxes on distributions	35.89	-1.32	7.57
Returns after taxes on distributions and sale of fund shares	23.75	-0.63	7.26
MSCI Europe Index	39.14	-0.45	9.09
Lipper European Region Funds Average	37.58	1.54	8.43
Global Stock Fund
Returns before taxes	30.05%	0.65%	7.01%	12/29/95
Returns after taxes on distributions	29.88	0.16	6.28
Returns after taxes on distributions and sale of fund shares	19.53	0.36	5.78
MSCI World Index	33.76	-0.39	5.48
Lipper Global Funds Average	32.09	2.20	7.03**
International Discovery Fund
Returns before taxes	65.29%	17.55%	8.50%	12/30/88
Returns after taxes on distributions	64.97	15.28	7.18
Returns after taxes on distributions and sale of fund shares	42.43	14.13	6.72
MSCI EAFE Small-Cap Index*	57.76	5.48	0.95
Citigroup Non-U.S. Extended Market Index	53.73	5.88	5.17
Lipper International Small-Cap Funds Average	55.14	9.52	8.70
International Growth & Income Fund
Returns before taxes	39.48%	3.06%	3.37%	12/21/98
Returns after taxes on distributions	39.28	2.10	2.41
Returns after taxes on distributions and sale of fund shares	25.66	2.06	2.32
MSCI EAFE Index	39.17	0.26	-1.26
Lipper International Funds Average	34.74	1.28	1.28***
International Stock Fund
Returns before taxes	31.28%	-1.34%	3.64%	5/9/80
Returns after taxes on distributions	30.62	-2.28	2.54
Returns after taxes on distributions and sale of fund shares	20.31	-1.43	2.68
MSCI EAFE Index	39.17	0.26	4.78
Lipper International Funds Average	34.74	1.28	4.65
Japan Fund
Returns before taxes	44.14%	1.63%	-0.88%	12/30/91
Returns after taxes on distributions	44.14	0.89	-1.45
Returns after taxes on distributions and sale of fund shares	28.69	1.08	-0.96
TSE First Section Index	37.04	0.21	-2.77
TSE Second Section Index	59.37	13.79	1.79
MSCI Japan Index	36.15	0.14	-1.71
Lipper Japanese Funds Average	37.84	2.01	0.37
Latin America Fund
Returns before taxes	57.92%	12.80%	2.75%	12/29/93
Returns after taxes on distributions	57.13	12.43	2.41
Returns after taxes on distributions and sale of fund shares	37.62	11.02	2.17
MSCI EMF Latin America Index	73.66	12.20	5.00
Lipper Latin American Funds Average	59.90	10.32	1.47
New Asia Fund
Returns before taxes	53.54%	11.62%	-0.81%	9/28/90
Returns after taxes on distributions	53.08	11.71	-1.26
Returns after taxes on distributions and sale of fund shares	34.79	10.31	-0.89
MSCI All Country Far East Free Ex-Japan Index	44.96	5.71	-3.53
Lipper Pacific Ex-Japan Funds Average	46.50	9.94	-1.04

  13



  Fund Profile



  Fund Profile

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the new lower ordinary income and capital gain rates effective under the Jobs and Growth Tax Relief Reconciliation Act of 2003, but do not reflect the new lower rate applicable to qualified dividends under the Act. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  *Principal return only.

  **Since 12/31/95.

  ***Since 12/31/98.

  MSCI Emerging Markets Europe and Middle East Index is a market capitalization weighted index consisting of about 106 securities in seven world markets.

  MSCI Emerging Markets Free Index is a market capitalization weighted index of over 850 stocks traded in 22 world markets.

  MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets.

  MSCI World Index tracks the stocks of approximately 1,300 companies representing the stock markets of 22 countries.





  Fund Profile

  MSCI EAFE Small-Cap Index is a market capitalization weighted index of almost 1,000 small-cap stocks in 21 world markets.

  MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

  Citigroup Non-U.S. Extended Market Index (EMI) is a small-capitalization subindex of the Citigroup Broad Market Index (BMI). While the BMI measures the performance of the entire universe of securities, the EMI covers the small-cap stock universe.

  The TSE First Section Index is a market capitalization weighted index of about 1,300 of the larger companies on the Tokyo Stock Exchange.

  The TSE Second Section Index is a market capitalization weighted index of about 500 of the smaller and newly listed companies on the Tokyo Stock Exchange.

  MSCI Japan Index is an unmanaged index of approximately 300 foreign stock prices and reflects the common stock prices of the index companies translated into U.S. dollars, assuming reinvestment of all dividends paid by the index stocks net of any applicable foreign taxes.

  MSCI EMF Latin America Index is a market capitalization weighted index of approximately 140 stocks traded in seven Latin American markets.

  MSCI All Country Far East Free Ex-Japan Index tracks the stocks of nine Far East countries, excluding Japan.

  What fees or expenses will I pay?

  The funds are 100% no load. The Emerging Europe & Mediterranean, Emerging Markets Stock, International Discovery, and Latin America Funds impose a 2% redemption fee, payable to the funds, on shares purchased and held less than one year. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

  Table 3  Fees and Expenses of the Funds* (continued)
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feesa	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Emerging Europe & Mediterraneanc	2%	1.07%	1.35%	2.42%	0.67%b	1.75%b
Emerging Markets Stock	2	1.07	0.44	1.51	—	—
European Stock	—	0.82	0.29	1.11	—	—
Global Stock c	—	0.67	0.71	1.38	0.18b	1.20b
International Discovery	2	1.07	0.37	1.44	—	—
International Growth & Incomec	—	0.67	2.29	2.96	1.71b	1.25b
International Stock	—	0.67	0.25	0.92	—	—
Japan	—	0.82	0.53	1.35	—	—
Latin America	2	1.07	0.46	1.53	—	—
New Asia	—	0.82	0.35	1.17	—	—

  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.



  Fund Profile

  aOn shares purchased and held for less than one year.

  bT. Rowe Price International is contractually obligated to waive any fees and bear any expenses to the extent such fees or expenses would cause the funds` ratios of expenses to average net assets to exceed the indicated percentage limitations. Fees waived or expenses paid or assumed are subject to reimbursement to T. Rowe Price International by each fund through the indicated reimbursement date, but no reimbursement will be made if it would result in a fund`s expense ratio exceeding its specified limit. A summary of the funds` expense limitations and the periods for which they are effective is set forth below:
Fund	Limitation Period	Expense Ratio Limitation	Reimbursement Date

Emerging Europe & Mediterranean	10/31/02—2/28/05	1.75%	2/28/07
Global Stock	11/1/03—2/28/06	1.20%	2/29/08
International Growth & Income	10/31/02—2/28/05	1.25%	2/28/07

  cThe fund operated under a previous expense limitation for which T. Rowe Price International may be reimbursed.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitations currently in place are not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

Fund	1 year	3 years	5 years	10 years
Emerging Europe & Mediterranean	$178	$599	$1,143	$2,632
Emerging Markets Stock	154	477	824	1,802
European Stock	113	353	612	1,352
Global Stock	122	419	738	1,642
International Discovery	147	456	787	1,724
International Growth & Income	127	520	1,187	2,978
International Stock	94	293	509	1,131
Japan	137	428	739	1,624
Latin America	156	483	834	1,824
New Asia	119	372	644	1,420

  Who manages the funds?

  T. Rowe Price International (or Global Investment Services) is responsible for the selection and management of fund portfolio investments. T. Rowe Price International has entered into a sub-advisory agreement with Global Investment Services for the management of the Japan Fund and the Japanese investments of the International Discovery Fund. T. Rowe Price International and Global Investment Services are wholly owned subsidiaries of T. Rowe Price Group, Inc.





  Fund Profile

  The U.S. offices of T. Rowe Price International and Global Investment Services are located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International also has offices in London, Singapore, Hong Kong, Buenos Aires, and Paris, and Global Investment Services has offices in Tokyo and Copenhagen.

  Each fund has an Investment Advisory Group that has day to day responsibility for managing the portfolio and developing and executing each fund`s investment program. The members of each advisory group are listed below.

  Emerging Europe & Mediterranean Fund Christopher D. Alderson and John R. Ford.

  Emerging Markets Stock Fund Christopher D. Alderson, Mark J.T. Edwards, John R. Ford, and Benedict R.F. Thomas.

  European Stock Fund John R. Ford, Robert A. Revel-Chion, James B.M. Seddon, and Dean Tenerelli.

  Global Stock Fund John R. Ford and Robert W. Smith.

  International Discovery Fund Frances Dydasco, Mark J.T. Edwards, John R. Ford, M. Campbell Gunn, and Justin Thomson.

  International Growth & Income Fund John R. Ford, Raymond A. Mills, Ph.D., James B.M. Seddon, Robert W. Smith, and Richard T. Whitney.

  International Stock Fund Mark C.J. Bickford-Smith, Frances Dydasco, John R. Ford, James B.M. Seddon, and David J.L. Warren.

  Japan Fund John R. Ford, M. Campbell Gunn, and David J.L. Warren.

  Latin America Fund John R. Ford and Benedict R.F. Thomas.

  New Asia Fund Frances Dydasco, Mark J.T. Edwards, and John R. Ford.

  Christopher Alderson joined T. Rowe Price International in 1988 and has 17 years of experience in research and portfolio management. Mark Bickford-Smith joined T. Rowe Price International in 1995 and has 18 years of experience in research and financial analysis. Frances Dydasco joined T. Rowe Price International in 1996 and has 14 years of experience in research and financial analysis. Mark Edwards joined T. Rowe Price International in 1987 and has 18 years of experience in financial analysis. John Ford joined T. Rowe Price International in 1982 and has 23 years of experience in research and portfolio management. M. Campbell Gunn joined T. Rowe Price International in 2002 and has 17 years of experience in research and portfolio management. From 1998 until joining T. Rowe Price International, he was chief investment officer and managing director of MEIJI Dresdner Asset Management in Tokyo. Raymond Mills joined T. Rowe Price International in 2000, has been with T. Rowe Price since 1997, and has been managing investments since 1998. Robert Revel-Chion joined



  Fund Profile

  T. Rowe Price International in 1998 and has 14 years of experience in investment management. James Seddon joined T. Rowe Price International in 1987 and has 16 years of experience in portfolio management. Robert Smith joined T. Rowe Price International in 1996, has been with T. Rowe Price since 1992, and has 15 years of experience in financial analysis. Dean Tenerelli joined T. Rowe Price International in 1999 and has 12 years of experience in research and portfolio management. Prior to joining T. Rowe Price International, he was a director with Credit Suisse Asset Management. Benedict Thomas joined T. Rowe Price International in 1988 and has 14 years of portfolio management experience. Justin Thomson joined T. Rowe Price International in 1998 and has 12 years of experience in portfolio management. David Warren joined T. Rowe Price International in 1983 and has 23 years of experience in equity research, fixed-income research, and portfolio management. Dale West joined T. Rowe Price International in 1998 as a research analyst. He received his M.B.A. from Stanford University in 1998 and from 1992 through 1996 was in the U.S. Foreign Service. Richard Whitney joined T. Rowe Price International in 1998, has been with T. Rowe Price since 1985, and has 19 years of experience in equity research and portfolio management.

  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access ® or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  Fund Profile

  When will I receive income and capital gain distributions?

  Each fund distributes income annually and net capital gains, if any, at year-.end.For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  What services are available?

  A wide range, including but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Important information about the International Discovery Fund

  As of March 31, 2003, the International Discovery Fund will resume offering shares to new investors. The fund was closed after March 13, 2000, to preserve its ability to invest in a limited universe of rapidly growing, small- to medium-sized companies outside the U.S. Given changed market conditions, the Adviser and Fund Directors concluded it was in the shareholders` interests to open the fund to new investments.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C01-035

  T. Rowe Price Investment Services, Inc., Distributor.